EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2011
Employee Benefits
EMPLOYEE BENEFITS

NOTE 13 - EMPLOYEE BENEFITS

The Company has adopted a 401k plan and profit sharing defined contribution plan covering substantially all of its employees. The contribution to the plan for the profit sharing contribution is determined by the Board of Directors. The Company contributed $109,464 and $99,863 to the plan for the profit sharing contribution for the years ended December 31, 2011 and 2010, respectively. The 401k component of the plan allows participants to defer up to 50% of their compensation. Such deferral accumulates on a tax deferred basis until the employee withdraws the funds. The Company matches the employee contributions for the 401k plan up to 2% of compensation. Total expense recorded for the Company’s match for the 401k plan was $65,250 and $62,819 for the years ended December 31, 2011 and 2010, respectively.

Certain directors participate in a deferred compensation agreement. The Company accrues the liability for these agreements based on the present value of the amount the director is currently eligible to receive. The Company recorded expenses of $5,812 and $10,362 in 2011 and 2010, respectively, related to these agreements. At December 31, 2011 and 2010, the Company had a recorded liability in the amount of $547,885 and $732,763, respectively, for these plans.

The Company had an employee stock ownership plan (ESOP) that covered substantially all employees who had attained the age of 21 and completed one year of service. The Company terminated the ESOP effective December 31, 2011. The Company loaned funds to the ESOP for the purchase of its common stock. The loan was being repaid based on a variable interest rate over 20 years beginning December 31, 2004. All shares were held in a suspense account for allocation among the participants as the loan was repaid. Shares were released for allocation to participants based upon the ratio of the current year’s debt service to the sum of total principal and interest payments over the remaining life of the note. Shares released from the suspense account were allocated among the participants based upon their pro rata annual compensation. The purchase of shares by the ESOP was recorded by the Company as unearned ESOP shares in a contra equity account. As ESOP shares were committed to be released to compensate employees, the contra equity account was reduced and the Company recognized compensation expense equal to the average fair market value of the shares committed to be released. Compensation expense of $66,998 and $52,766 was incurred for the years ended December 31, 2011 and 2010, respectively.

Dividends on unallocated ESOP shares, together with Company contributions, were used by the ESOP to repay principal and interest on the outstanding note. Normal allocations for 2011 occurred as usual.

In conjunction with the termination of the ESOP, 100,453 shares at $6.10 per share were cancelled and applied as repayment of the ESOP loan. The remaining 1,591 unallocated shares were then allocated to the participants based on their pro-rata share. The allocated shares will be distributed to the participants after the Company receives the final IRS determination letter that the ESOP is officially terminated.

The following table reflects the shares held by the plan at December 31, 2011 and 2010:

	2011	2010

Unallocated shares (fair value at December 31, 2010 of $749,509)	—	110,547
Additional shares purchased and allocated	4,560	—
Allocated shares	70,306	60,212

	74,866	170,759